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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT
                             ----------------------



          The undersigned hereby agree to jointly file a statement on Schedule 13D, together with any amendments thereto (collectively, the "Schedule 13Ds"), with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

          This Joint Filing Agreement may be signed in counterpart copies.


                            (Signature Page Follows)
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Dated:  September 1, 2000                 RICHARD M. ROSENBLATT

                                          By: /s/ Richard M. Rosenblatt
                                              -----------------------------
                                              Richard M. Rosenblatt


Dated:  September 1, 2000                 EDWARD A. CESPEDES

                                          By: /s/ Edward A. Cespedes
                                              -----------------------------
                                              Edward A. Cespedes



Dated:  Setpember 1, 2000                 ELIZABETH HELLER

                                          By: /s/ Elizabeth Heller
                                              -----------------------------
                                              Elizabeth Heller


Dated:  September 1, 2000                 PRIME VENTURES, LLC

                                          By: /s/ Richard M. Rosenblatt
                                              -----------------------------
                                              Name:   Richard M. Rosenblatt
                                              Title:   Chief Executive Officer


Dated:  September 1, 2000                 HIGHVIEW VENTURES, LLC

                                          By: /s/ Richard M. Rosenblatt
                                              -----------------------------
                                              Name:   Richard M. Rosenblatt
                                              Title:   Managing Member